CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 4 to the Registration Statement (Form N-1A, No. 33-35342) of Hussman Investment Trust and to the use of our report dated July 24, 2003, incorporated by reference therein.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
September 30, 2003